Basic and Diluted Net Loss Per Share	12 Months Ended
Dec. 31, 2025
Basic and Diluted Loss Per Share [Abstract]
BASIC AND DILUTED NET LOSS PER SHARE
NOTE 12:-	BASIC AND DILUTED NET LOSS PER SHARE

Basic loss per share is computed using the weighted-average number of outstanding ordinary shares during the period. Diluted loss per share is computed using the weighted-average number of outstanding ordinary shares and, when dilutive, potential ordinary shares outstanding during the period.

The potential ordinary shares that were excluded from the computation of diluted net loss per share attributable to ordinary shareholders for the periods presented because including them would have been anti-dilutive are as follows:

	December 31,
	2025	2024	2023
	Number of ordinary shares

Ordinary share options	1,051,550	267,776	71,456
Warrants	10,530,784	13,398,854	7,088

	11,582,334	13,666,630	78,544